                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): August 14, 2002


                      SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-39373                 36-4176637
(State of Incorporation)       (Commission File No.)      (IRS Employer Number)


        225 West Washington Street, Suite 2200, Chicago, Illinois 60606
              (Address of principal executive officers)(Zip Code)



       Registrant's telephone number, including area code: (312) 419-7100

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ITEM 9. REGULATION FD DISCLOSURE

         On August 14, 2002, the registrant filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. Accompanying such report were certifications pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications follows:
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                   [SOVEREIGN SPECIALTY CHEMICALS LETTERHEAD]




                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



          In connection with the Quarterly Report of Sovereign Specialty Chemicals, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Norman E. Wells, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                      /s/ NORMAN E. WELLS
                                                      --------------------------
                                                      Norman E. Wells
                                                      Chief Executive Officer
                                                      August 14, 2002
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                   [SOVEREIGN SPECIALTY CHEMICALS LETTERHEAD]



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Quarterly Report of Sovereign Specialty Chemicals, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Mellett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ JOHN R. MELLETT
                                               ---------------------------------
                                               John R. Mellett
                                               Chief Financial Officer
                                               August 14, 2002
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOVEREIGN SPECIALTY CHEMICALS, INC.
                                                (registrant)


                                     By: /s/ John R. Mellett
                                         -------------------------------
                                         John R. Mellett
                                         Vice President and
                                         Chief Financial Officer


Dated: August 14, 2002